UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): November 13, 2009
iVoice, Inc.
(Exact name of registrant as specified in its chapter)

New Jersey	000-2934151-0471976
(State of organization)	(Commission (I.R.S. Employer File Number) Identification No.)

750 Highway 34, Matawan, NJ	07747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (732) 441-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2009, iVoice, Inc. (“Company”) entered into a Settlement Agreement dated November 12, 2009 with YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP (“YA Global”) whereby:

(i)	The Company paid YA Global a cash payment of Five Hundred Thousand Dollars ($500,000).
(ii)
The Secured Convertible Debenture dated May 26, 2006 was amended and restated in the form of the non-interest bearing Amended and Restated Secured Convertible Debenture dated November 12, 2009 with an expiration date of May 25, 2014 and a principal balance of $671,600.

(iii)	The Company and YA Global amended the Security Agreement dated May 26, 2006, as amended by entering into Amendment No. 2 to Amended and Restated Security Agreement.

In exchange for entering into the documents listed above, the Company was able to extinguish all other obligations owed to YA Global including disputed interest on other debentures previously paid-off, termination of various warrants, and reduction of the collateral securing the remaining debenture from all of the assets of the Company to only the $370,000 Secured Convertible Debenture issued by Thomas Pharmaceuticals, Ltd. and held by iVoice, Inc.  Additionally, the Company and YA Global executed a general release through the date of the Settlement Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Settlement Agreement dated November 12, 2009 by and between the Company and YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP.
10.2	Amended and Restated Secured Convertible Debenture dated November 12, 2009 by and between the Company and YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP.
10.3	Amendment No. 2 to Amended and Restated Security Agreement dated November 12, 2009 by and between the Company and YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVoice, Inc,

Date: November 24, 2009	By:	/s/ Jerome R. Mahoney
Jerome R. Mahoney
President, Secretary and Chief Executive Officer

INDEX OF EXHIBITS

10.1	Settlement Agreement dated November 12, 2009 by and between the Company and YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP.
10.2	Amended and Restated Secured Convertible Debenture dated November 12, 2009 by and between the Company and YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP.
10.3	Amendment No. 2 to Amended and Restated Security Agreement dated November 12, 2009 by and between the Company and YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP.